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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                        Reported):  September 10, 1998



                     MERRILL LYNCH MORTGAGE INVESTORS, INC
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            (Exact name of registrant as specified in its charter)


   Delaware                        333-39127                 13-5674085
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(State or Other Jurisdiction     (Commission              (I.R.S. Employer
  of Incorporation)               File Number)            Identification No.)


250 Vesey Street
World Financial Center, North Tower
New York, New York                                     10281
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(Address of Principal                                (Zip Code)
 Executive Offices)

       Registrant's telephone number, including area code (212) 449-1000
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Item 5.   Other Events.
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Filing of Derived Materials.*
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In  connection   with  the  offering   of  the  Mortgage   Loan  Asset-Backed
Certificates, Series 1998-FF2 (the "Certificates") Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311 of Regulation S-T, the Registrant is filing certain computational materials by paper filing on Form SE.

For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

_____________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement of Merrill Lynch Mortgage Investors, Inc., relating to its Mortgage Loan Asset-Backed Certificates Series 1998-FF2.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)   Not applicable.
(b)   Not applicable.
(c)   Exhibits:
      99.1     Derived Materials




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MERRILL LYNCH MORTGAGE INVESTORS, INC


                              By:    /s/ Peter Cerwin
                                    -----------------------------------
                              Name:   Peter Cerwin
                              Title:  Vice President


Dated:  September 10, 1998





                                Exhibit Index
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Exhibit                                                          Page
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99.1  Derived Materials (P)                                        5





                                                              Exhibit 99.1


        In accordance with Rule 311 of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE.